Exhibit 10.38

THIRD AMENDMENT TO COMMERCIAL LEASE

THIS THIRD AMENDMENT TO COMMERICAL LEASE (this “Third Amendment”) is entered into as of the 24th day of May, 2023 (the “Effective Date”) by and between Soflo 111 Properties, LLC, a Florida limited liability company (“Landlord”) and Doctors Scientific Organica LLC, a Florida limited liability company (“Tenant”).

RECITALS:

A. WHEREAS, pursuant to that certain Commercial Lease, dated September 1, 2018, as amended to the date hereof (as amended, the “Lease”), between Scientific Real Estate Holdings LLC, a Florida limited liability company, which was the landlord at the time of the Lease (“Former Landlord”) and Tenant, Former Landlord leased to Tenant and Tenant leased from Former Landlord, certain premises containing approximately 25,000 square feet, located at 1210 W 13th St, Riviera Beach, Florida 33404 (the “Property”), and

B. WHEREAS, on November 17, 2021, ownership of the Property changed from Former Landlord to Landlord and contemporaneously therewith the Lease was assigned by Former Landlord to Landlord; and

C. Landlord and Tenant desire to modify the Lease to amend certain payment terms, as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Lease is amended as follows:

1. Recitals; Capitalized Terms; Conflict. The foregoing Recitals are true and correct and are incorporated herein by this reference, as if set forth in their entirety. Any capitalized term not defined in this Third Amendment shall have the meaning ascribed to such term in the Lease. In the event of any conflict between the terms and conditions of the Lease and those set forth in this Third Amendment, the terms and conditions of this Third Amendment shall control.

2. Amendments to Lease. The Lease is hereby amended as follows:

(i)	Notwithstanding anything to the contrary contained in the Lease, Tenant acknowledges lease payments for the period January 1, 2023 through April 30, 2023, in the aggregate amount of $109,364.00 (collectively, the “Past Due Payments”) and agrees that it shall pay the following sums:

Unpaid Rent (1/1/23 to 4/30/23)	$109,364.00
Late fees up to 5/3/23	$15,975.00
May 2023 Rent	$27,341.00
Attorney’s Fees	$2,500.00
Less: payment made	$(54,682.00)
TOTAL AMOUNT DUE THROUGH 05/03/23	$100,498

(ii)	The aforesaid total sum shall be paid following the completion of the proposed public offering of securities pursuant to a Registration Statement on Form S-3 by Smart for Life, Inc., Tenant’s sole managing member (the “S-3 Offering”), but in no event shall payment be made after May 31, 2023 and any unpaid rent payment made between May 4, 2023 and May 31, 2023, shall be subject to an additional per diem late fee of $266.25 in accordance with the terms of the Lease.

3. Landlord and Tenant desire and agree that Alfonso J. Cervantes, Jr., the Tenant’s Executive Chairman, shall serve as a Guarantor under the Lease and Amendment, his agreement to which is evidenced by his signature hereto.

4. Confirmation and Ratification. As amended hereby, the Lease is hereby ratified and confirmed in its entirety, and all terms and provisions not amended hereby, shall remain in full force and effect, and are incorporated herein by this reference.

5. Execution in Counterparts; Successors. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Third Amendment. This Third Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereof.

IN WITNESS WHEREOF, Landlord and Tenant have each executed and delivered this Third Amendment as of the Effective Date.

LANDLORD:

Soflo 111 Properties, LLC,
a Florida limited liability company

By:	/s/ Joseph X. Xiras
Joseph X. Xiras, Managing Member

TENANT:

Doctors Scientific Organica, LLC,
a Florida limited liability company

By:	Smart for Life, Inc.,
its sole managing member

By:	/s/ Darren Minton
Darren Minton, Chief Executive Officer

GUARANTOR:

/s/ Alfonso J. Cervantes, Jr.
Alfonso J. Cervantes, Jr.